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                                 EXHIBIT 99.2(A)
                                 TO FORM 10-K OF
                           SEA PINES ASSOCIATES, INC.

                                  CERTIFICATION

         Pursuant to 18 U.S.C. Section 1350, the undersigned officer of Sea Pines Associates, Inc. (the "Company"), hereby certifies, to such officer's knowledge, that the Company's Annual Report on Form 10-K for the year ended October 31, 2002 (the "Report") fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated:  January 17, 2003                       /s/ Michael E. Lawrence
                                               -----------------------
                                               Michael E. Lawrence
                                               Chief Executive Officer

         This certification accompanies this report pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not be deemed (filed) by the Company for purposes of Section 18 of the Securities Exchange Act of 1934, as amended.